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                                    EXHIBIT 10.26

            SECOND AMENDMENT TO THE DATA I/O TAX DEFERRED RETIREMENT PLAN

The Data I/O Tax Deferred Retirement Plan ("Plan"), as amended and restated effective January 1, 1993, is amended as follow pursuant to Section 11.1 of the Plan, effective November 1, 1995:

1.       Effective for Employees hired on or after November 1, 1995, Section
         1.34 YEAR OF SERVICE shall be replaced in its entirety by the following:

         "Year of Service" means a Plan Year in which an Employee has 1,000 or more Hours of Service. Where the Employer maintains the plan of a predecessor employer, service for such predecessor employer will be treated as service for the Employer as required by the Code.


         IN WITNESS WHEREOF, DATA I/O CORPORATION has caused this second amendment to be duly executed on the 26th day of October, 1995.


FOR DATA I/O CORPORATION               FOR THE TRUSTEES

//S//WILLIAM C. ERXLEBEN               //S//DONALD R. STENQUIST
--------------------------             --------------------------
President
                                       //S//MILTON F. ZEUTSCHEL
                                       --------------------------

//S//JOEL S. HATLEN                    //S//FRANCES M. CONLEY
--------------------------             --------------------------
Witness
                                       //S//STEVEN M. GORDON
                                       --------------------------


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